SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCUDDER INVESTORS TRUST

BT PYRAMID MUTUAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCUDDER

INVESTMENTS

IMPORTANT NOTICE REGARDING YOUR

SCUDDER FUNDS

SCUDDER S&P 500 INDEX FUND

SCUDDER EQUITY 500 INDEX—INVESTMENT

March 21, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on March 31, 2003. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the special meeting as scheduled.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote will help your fund(s) to hold this meeting as scheduled, so we urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your fund’s Board has approved the proposals detailed in the proxy statement and urges you to vote “FOR” each proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. (“Georgeson”), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, please call Georgeson toll-free at 1-866-665-4743.

For your convenience, please utilize one of the easy methods below to register your vote:

1.	By Phone.

Call Georgeson toll-free at 1-866-665-4743. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2.	By Internet.

Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

3.	By Touch-tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4.	By Mail.

Simply return your executed proxy in the enclosed postage paid envelope. However, due to the short time frame until the meeting, please try to utilize one of the above three options to register your vote so it may be received in time for the meeting.

DON’T HESITATE. PLEASE VOTE TODAY.

NOBO

SCUDDER

INVESTMENTS

IMPORTANT NOTICE REGARDING YOUR

SCUDDER FUNDS

SCUDDER S&P 500 INDEX FUND

SCUDDER EQUITY 500 INDEX—INVESTMENT

March 21, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on March 31, 2003. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the special meeting as scheduled.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote will help your fund(s) to hold this meeting as scheduled, so we urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your fund’s Board has approved the proposals detailed in the proxy statement and urges you to vote “FOR” each proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. (“Georgeson”), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson toll-free at 1-866-665-4743.

For your convenience, please utilize one of the easy methods below to register your vote:

1.	By Touch-tone Phone

Dial the toll-free number found on your proxy card and follow the simple instructions.

2.	By Internet.

Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

3.	By Mail.

Simply return your executed proxy in the enclosed postage paid envelope. However, due to the short time frame until the meeting, please try to utilize one of the above two options to register your vote so it may be received in time for the meeting.

DON’T HESITATE. PLEASE VOTE TODAY.

OBO

SCUDDER

INVESTMENTS

IMPORTANT NOTICE REGARDING YOUR

SCUDDER FUNDS

SCUDDER S&P 500 INDEX FUND

SCUDDER EQUITY 500 INDEX—INVESTMENT

March 21, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on March 31, 2003. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the special meeting as scheduled.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote will help your fund(s) to hold this meeting as scheduled, so we urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your fund’s Board has approved the proposals detailed in the proxy statement and urges you to vote “FOR” each proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. (“Georgeson”), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, please call Georgeson toll-free at 1-866-665-4743.

For your convenience, please utilize one of the easy methods below to register your vote:

1.	By Phone.

Call Georgeson toll-free at 1-866-665-4743. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2.	By Internet.

Visit www.proxyweb.com and enter the 14-digit control number located on your proxy card.

3.	By Touch-tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4.	By Mail.

Simply return your executed proxy in the enclosed postage paid envelope. However, due to the short time frame until the meeting, please try to utilize one of the above three options to register your vote so it may be received in time for the meeting.

DON’T HESITATE. PLEASE VOTE TODAY.

REG